UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 2, 2017 (October 2, 2017)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID.NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01. Other Events

3.00% Exchangeable Senior Notes due 2017 — Adjustment to Exchange Rate

The 3.00% Exchangeable Senior Notes due 2017 (the “Notes”) issued by SL Green Operating Partnership, L.P. (the “Issuer”) and guaranteed by Reckson Operating Partnership, L.P. (the “Guarantor”) are governed by the Indenture dated as of October 12, 2010 (the “Indenture”) entered into between the Issuer, the Guarantor, SL Green Realty Corp. (the “Company”) and The Bank of New York Mellon (the “Trustee”).

The Company declared a dividend on its common stock that requires an adjustment to the Exchange Rate for the Notes. Effective as of September 29, 2017, the ex-dividend date in respect of such dividend, the Exchange Rate is 12.8972 shares of Common Stock per $1,000 principal amount of Notes.

Holders of the Notes are reminded that, as disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 14, 2017:

(a)                                 the Maturity Date of the Notes is October 16, 2017;

(b)                                 the Notes are exchangeable, at the option of the holders thereof, from September 14, 2017 (being the 22nd Scheduled Trading Day prior to the Maturity Date) to the close of business on October 12, 2017 (being the second Business Day immediately preceding the Maturity Date). Holders of the Notes may surrender their Notes for exchange upon the terms and conditions of, and pursuant to the procedures set forth in, the Indenture;

(c)                                  pursuant to Section 15.10(d) of the Indenture, the Issuer has previously notified the Trustee in writing that the Cash Percentage shall be 100%. Therefore, pursuant to Section 15.10(b) and (d) of the Indenture, in respect of any Notes tendered for exchange in accordance with their terms, the Issuer shall, on the Maturity Date, settle its obligations in respect of any such Notes entirely in cash; and

(d)                                 as referred to in the Indenture, the first day of the Applicable Observation Period is September 14, 2017 and the last day of the Applicable Observation Period is October 11, 2017.

Capitalized terms used but not defined herein shall have the meaning given to such terms in the Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ Matthew J. DiLiberto

Matthew J. DiLiberto
Treasurer

Date: October 2, 2017